AMENDMENT NO. 3

                  AMENDMENT NO. 3 (this "Agreement") dated as of February 26, 1999 among IRON MOUNTAIN INCORPORATED, a Delaware corporation (the "Company"); each of the lenders (the "Lenders") listed on the signature pages hereof; and THE CHASE MANHATTAN BANK, as administrative agent for the Lenders under the Credit Agreement referred to below (in such capacity, the "Administrative Agent").

                  The Company, the Lenders and the Administrative Agent are parties to a Second Amended and Restated Credit Agreement dated as of September 26, 1997 (as from time to time amended, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by the making of loans and the issuing of letters of credit) by the Lenders to the Company in an aggregate principal or face amount not exceeding $250,000,000. The Company has requested the Lenders to amend the Credit Agreement in certain respects, and the Lenders are willing to so amend the Credit Agreement, all on the terms and conditions set forth herein.
Accordingly, the parties hereto hereby agree as follows:

                  Section 1. Definitions. Except as otherwise defined in this Agreement, terms defined in the Credit Agreement are used herein as defined therein.

                  Section 2. Amendments. Subject to (i) the Administrative Agent's receipt of counterparts of this Agreement, duly executed by each of the Company, the Majority Lenders and the Administrative Agent, (ii) the written consent and agreement hereto by the Subsidiary Guarantors as provided at the foot hereof and (iii) payment by the Company to the Administrative Agent of such fees as the Company shall have agreed to pay in connection herewith, but effective as of the date hereof, the Credit Agreement is hereby amended as follows:

                  A. Definitions. Section 1.01 of the Credit Agreement is amended by inserting the following definitions in their appropriate alphabetical locations (or, in the case of any definition for a term that is defined in the Credit Agreement before giving effect to this Agreement, by amending and restating such definition to read as set forth below):

                  "1999 Senior Subordinated Debt" shall mean Indebtedness of the Company in an aggregate principal amount not exceeding $300,000,000 to be issued (in one or more offerings) by the Company on or prior to February 26, 2000 that is (i) subordinated in right of payment to the obligations of the Company hereunder and under the Notes to at least the same extent as the 1996 Senior Subordinated Debt and (ii) otherwise on terms and conditions, and pursuant to documentation, reasonably satisfactory to the Administrative Agent and the Majority Lenders.

                  "1999 Senior Subordinated Debt Indenture" shall mean the indenture among the Company and a trustee to be identified, as the same may be amended or modified, without prejudice to the provisions of
         Section 9.20 hereof, providing for the issuance of the 1999 Senior Subordinated Debt.

                                Amendment No. 3

                  "Rain Acquisition" shall mean that certain contemplated Acquisition of the business referred to by the Company as "Rain" and certain real estate owned by one or more affiliates of Rain, for Acquisition Consideration consisting of (x) Stock Consideration in an aggregate amount of up to $50,000,000 (determined in good faith by the Company at the time of the execution of the acquisition agreements relating to the Rain Acquisition) and (y) cash in an aggregate amount of up to $70,000,000.

                  "Senior Subordinated Debt" shall mean, collectively, the 1996 Senior Subordinated Debt, the 1997 Senior Subordinated Debt and the 1999 Senior Subordinated Debt.

                  "Senior Subordinated Debt Indentures" shall mean, collectively, the 1996 Senior Subordinated Debt Indenture, the 1997 Senior Subordinated Debt Indenture and the 1999 Senior Subordinated Indenture.

                  B. Letters of Credit. Section 2.08 of the Credit Agreement is hereby amended by changing the figure "$10,000,000" in clause (ii) thereof (relating to Letter of Credit Liabilities) to read "$20,000,000".

                  C. Year 2000. Section 8 of the Credit Agreement is hereby amended by adding new Section 8.18, to read as follows:

                  "8.18 Year 2000. The Company has (i) initiated a review and assessment of all areas within its and each of its Subsidiaries' business and operations that it reasonably believes would be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by the Company or any of its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to, in and following the year 2000), (ii) developed a plan for addressing the Year 2000 Problem on a timely basis, and (iii) initiated implementation of that plan. Based on the foregoing, the Company believes that any reprogramming or replacements required to permit the proper functioning, prior to, in and following the year 2000, of (i) the Company's and each of its Subsidiaries' material computer systems and (ii) material equipment of the Company and each of its Subsidiaries containing embedded microchips (including systems and equipment supplied by others or with which the Company's and each of its Subsidiaries' systems interface) and the verification of all such systems and equipment, as so reprogrammed or replaced, as the case may be, will be completed by September 30, 1999, except that any such reprogramming, replacement and verification with respect to systems acquired by the Company in Permitted Acquisitions will be completed by December 31, 1999. The cost to the Company and each of its Subsidiaries of such reprogramming or replacement, as the case may be, and testing and of the reasonably foreseeable consequences of the Year 2000 Problem to the Company and each of its Subsidiaries (including reprogramming errors and the failure of others' systems or equipment) will not, in the good faith belief of the Company, result in a Default or have a Material Adverse Effect."

                                Amendment No. 3

                  D.  Indebtedness.  Without prejudice to Sections 9.09, 9.10 or
9.11 of the Credit Agreement, clause (iii) of Section 9.08 of the Credit Agreement is hereby amended to read as follows:

                  "(iii) 1997 Senior Subordinated Debt in an aggregate outstanding principal amount not exceeding $300,000,000 and 1999 Senior Subordinated Debt in an aggregate outstanding principal amount not exceeding $300,000,000;"

                  E. Mergers, Asset Dispositions, Etc. Paragraphs (a) and (b) of
Section 9.12 of the Credit Agreement are hereby amended to read as follows:

                  "(a) Maximum Periodic Consideration. Without the consent of the Majority Lenders, the aggregate amount of Acquisition Consideration (including Stock Consideration) paid in respect of Acquisitions shall not exceed (i) $350,000,000 during the fourth quarter of 1997, provided that up to $175,000,000 may be carried forward to the first quarter of 1998 solely in conjunction with the contemplated acquisition currently referred to as the "Toy" acquisition if such acquisition occurs in such quarter, or (ii) $150,000,000 in any year after 1997, subject to adjustment as provided in clause (i) herein; provided that the aggregate amount of Acquisition Consideration excluding Stock Consideration paid in respect of Acquisitions shall not exceed (x) $250,000,000 in the fourth quarter of 1997, provided that up to $125,000,000 may be carried forward to the first quarter of 1998 solely in conjunction with said "Toy" acquisition if such acquisition occurs in such quarter, or (y) $100,000,000 in any year after 1997, subject to adjustment as provided in clause (x) herein; provided further that the Rain Acquisition shall, so long as (i) no Default has occurred and is continuing at the time of such Acquisition and (ii) the Rain Acquisition complies with the requirements of this Section 9.12 (other than clauses (a) and (b) hereof), (1) be excluded from the limitations set forth in this clause (a) and be disregarded in determining whether any other Acquisition in the year 1999 is in compliance with the applicable Acquisition Consideration limits set forth above and (2) be deemed to be a "Permitted Acquisition" for all purposes of this Agreement.

                  (b) Maximum Individual Consideration. Without the consent of the Majority Lenders, the Acquisition Consideration (including Stock Consideration) payable in respect of any single Acquisition or series of related Acquisitions shall not exceed $65,000,000, provided that said "Toy" acquisition, the contemplated acquisition currently referred to as the "Health" acquisition and the Rain Acquisition shall not be subject to the limitation in this clause (b)."

                  F. General. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

                  Section 3. Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent and the Lenders that:


                                Amendment No. 3

                  (a) the representations and warranties made by each of the Company and the Subsidiary Guarantors in each Basic Document to which it is a party (other than the representations and warranties set forth in paragraphs (a) and (b) of Section 8.10 of the Credit Agreement) are correct on and as of the date hereof, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

                  (b) no event has occurred and is continuing that constitutes a Default or an Event of Default (and the parties agree that breach of any of the representations and warranties in this Section 3 shall constitute an Event of Default under Section 10.01(c) of the Credit Agreement).

                  Section 4. Miscellaneous. Except as herein provided, the Credit Agreement and each of the other Basic Documents shall remain unchanged and in full force and effect. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.


                                Amendment No. 3

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   THE COMPANY

                                   IRON MOUNTAIN INCORPORATED


                                   By  /s/ J.P. Lawrence
                                     Name:  J.P. Lawrence
                                     Title:  Vice President and Treasurer


                                   THE ADMINISTRATIVE AGENT

                                   THE CHASE MANHATTAN BANK


                                   By  /s/ Michael Lancia
                                     Name: Michael Lancia
                                     Title:  Vice President


                                   THE LENDERS

                                   THE CHASE MANHATTAN BANK


                                   By  /s/ Michael Lancia
                                     Name:  Michael Lancia
                                     Title:  Vice President


                                   BANKBOSTON, N.A.


                                   By  /s/ James F. Law
                                     Name: James F. Law
                                     Title: Vice President


                                Amendment No. 3

                                    THE BANK OF NEW YORK

                                    By  /s/ William G. C. Dakin
                                      Name: William G. C. Dakin
                                      Title: Vice President


                                    CIBC INC.


                                    By  /s/ Harold Birk
                                      Name: Harold Birk
                                      Title: Executive Director


                                    FLEET NATIONAL BANK


                                    By  /s/ Michael A. Palmer
                                      Name: Michael A. Palmer
                                      Title: Vice President


                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By  /s/ Vladimir Labun
                                      Name: Vladimir Labun
                                      Title: First Vice President - Manager


                                    US TRUST


                                    By  /s/ Anthony Wilson
                                      Name: Anthony Wilson
                                      Title: Senior Vice President



                                Amendment No. 3

                                   UNION BANK OF CALIFORNIA, N.A.


                                   By  /s/ Nancy A. Perkins
                                     Name: Nancy A. Perkins
                                     Title: Vice President


                                   THE BANK OF NOVA SCOTIA


                                   By  /s/ T. M. Pitcher
                                     Name: T. M. Pitcher
                                     Title:  Authorized Signatory


                                   HELLER FINANCIAL, INC.


                                   By  /s/ Linda W. Wolf
                                     Name: Linda W. Wolf
                                     Title: Senior Vice President


                                   NATIONAL CITY BANK


                                   By  /s/ Lisa B. Lisi
                                     Name: Lisa B. Lisi
                                     Title: Vice President


                                   ERSTE BANK DER OESTERREICHISCHEN
                                     SPARKASSEN AG (f/k/a GIROCREDIT BANK
                                     AG DER SPARKASSEN, GRAND CAYMAN
                                     ISLAND BRANCH)


                                   By  /s/ Arcinee Hovanessian
                                     Name: Arcinee Hovanessian
                                     Title: Vice President

                                   By  /s/ John S. Runnion
                                     Name: John S. Runnion
                                     Title: First Vice President

                                Amendment No. 3

CONSENTED TO AND AGREED:


IRON MOUNTAIN RECORDS MANAGEMENT, INC.
DSI TECHNOLOGY ESCROW SERVICES, INC.
IRON MOUNTAIN/SAFESITE, INC.
IRON MOUNTAIN CONSULTING SERVICES, INC.
IRON MOUNTAIN RECORDS MANAGEMENT OF SAN ANTONIO-FP, INC.
IRON MOUNTAIN RECORDS MANAGEMENT OF SAN ANTONIO, INC.
CRITERION ATLANTIC PROPERTY, INC.
IM BILLERICA, INC.
IRON MOUNTAIN RECORDS MANAGEMENT OF MICHIGAN, INC.
IRON MOUNTAIN SAFE DEPOSIT CORPORATION
NATIONAL UNDERGROUND STORAGE, INC.
IRON MOUNTAIN OF MARYLAND, LLC
ARCUS DATA SECURITY, INC.
HIMSCORP OF PHILADELPHIA, INC.
RECORDKEEPERS, INC.
HIMSCORP OF PITTSBURGH, INC.
HIMSCORP OF CLEVELAND, INC.
HIMSCORP OF NEW ORLEANS, INC.
HIMSCORP OF PORTLAND, INC.
HIMSCORP OF SAN DIEGO, INC.
HIMSCORP OF DETROIT, INC.
HIMSCORP OF LOS ANGELES, INC.
HIMSCORP OF HOUSTON, INC.
IM-AEI ACQUISITION CORPORATION
IRON MOUNTAIN RECORDS MANAGEMENT OF UTAH, INC.
ARCUS STAFFING RESOURCES, INC.
IRON MOUNTAIN RECORDS MANAGEMENT OF OHIO, INC.
IRON MOUNTAIN GLOBAL, INC.
ARCUS DATA SECURITY LLC

By  /s/ J. P. Lawrence
  Name: J.P. Lawrence
  Title: Vice President and Treasurer


                                Amendment No. 3